                                  EXHIBIT 23.2
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of Hadco Corporation on Form S-8 of our report dated November 15, 1995, included in the Hadco Corporation Annual Report on Form 10-K for the year ended October 28, 1995 and to all references to our Firm included in this registration statement.



                                                     ARTHUR ANDERSEN LLP



Boston, Massachusetts
September 5, 1996